SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                -----------------

                          DWS Dreman Mid Cap Value Fund


The following information replaces similar information about the portfolio management team in the "Portfolio management" section of the fund's prospectuses:

The following people handle the day-to-day management of the fund:

  David N. Dreman                           Mark Roach
  Chairman and Chief Investment Officer     Managing Director of Dreman Value
  of Dreman Value Management, L.L.C. and    Management, L.L.C. and Portfolio
  Lead Portfolio Manager of the fund.       Manager of the fund.
   o Began investment career in 1957.        o Joined Dreman Value Management,
   o Joined the fund team in 2005.             L.L.C. in 2006.
   o Founder, Dreman Value Management,       o Joined the fund team in 2006.
     L.L.C.                                  o Prior to joining Dreman Value
                                               Management, L.L.C., Portfolio
   E. Clifton Hoover, Jr.                      Manager at Vaughan Nelson
   Co-Chief Investment Officer and             Investment Management since 2002.
   Managing Director of Dreman Value         o Over 14 years of investment
   Management, L.L.C. and Portfolio            industry experience.
   Manager of the fund.                      o BS, Baldwin Wallace College; MBA,
    o Joined Dreman Value Management,          University of Chicago
      L.L.C. in 2006.
    o Joined the fund team in 2009.
    o Prior to joining Dreman Value
      Management, L.L.C., Managing
      Director and a Portfolio Manager at
      NFJ Investment Group since 1997.
    o Over 20 years of investment
      industry experience.
    o MS, Texas Tech University.




               Please Retain This Supplement for Future Reference



December 14, 2009
DVF1-3607